Q1 2022 Supplemental Presentation 05/10/2022 S E C R E T S ® B A H I A M I T A

D ISC LA IMERS 2 NON-GAAP FINANCIAL MEASURES This presentation includes references to certain financial measures, each identified with the symbol“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of Hyatt Hotels Corporation’s (the “Company”) financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation. KEY BUSINESS METRICS This presentation includes references to certain key business metrics used by the Company. For how we define these metrics, please refer to the Appendix at the end of this presentation.

A LG SIG N IF IC A N TLY EXC EED S EXPEC TATIO NS FO R TH R EE MO N TH S EN D ED MA R C H 31 , 2022 3 $56M Adjusted EBITDA† Net Package RevPAR was 92% recovered to 2019 for hotels in the Americas; exceeded 2019 in March1 AMR™ Management, Franchise and Other Fees Revenue of $30M Signed 7.8K new membership contracts; 8% above 2019 Membership contribution of 12% of AMR™ room nights + $24M Net Deferrals $7M Net Financed Contracts + F I R S T Q U A R T E R K E Y H I G H L I G H T S 579K Departures; 72% recovered to 2019 levels Strong pricing and transformed business model led to margins above 20% S E C R E T S ® S T . J A M E S M O N T E G O B A Y 1. Information provided is based on properties managed by ALG for both the three months ended March 31, 2019 and the three months ended March 31, 2022.

4 Three Months Ended March 31, 2022 USD in millions Hyatt excluding ALG ALG Combined REVENUES: Owned and leased hotels $ 271 $ - $ 271 Management, franchise, and other fees 124 30 154 Contra revenue (9) - (9) Net management, franchise, and other fees 115 30 145 Distribution and destination management - 246 246 Other revenues 43 34 77 Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties 511 29 540 Total revenues 940 339 1,279 DIRECT AND SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES: Owned and leased hotels 208 2 210 Distribution and destination management - 194 194 Depreciation and amortization 64 55 119 Other direct costs 42 25 67 Selling, general, and administrative 74 37 111 Costs incurred on behalf of managed and franchised properties 527 29 556 Direct and selling, general, and administrative expenses 915 342 1,257 Net losses and interest income from marketable securities held to fund rabbi trusts (31) - (31) Equity losses from unconsolidated hospitality ventures (9) - (9) Interest expense (40) - (40) Asset impairments (1) (2) (3) Other loss, net (9) (1) (10) LOSS BEFORE INCOME TAXES (65) (6) (71) BENEFIT (PROVISION) FOR INCOME TAXES1 1 (3) (2) NET LOSS (64) (9) (73) NET LOSS ATTRIBUTATBLE TO NONCONTROLLING INTERESTS - - - NET LOSS ATTRIBUTATBLE TO HYATT HOTELS CORPORATION $ (64) $ (9) $ (73) A LG C O N TR IBU TIO N TO H YATT C O N D ENSED C O N SO LIDATED STATEMENT O F IN C O ME 1. ALG column represents ALG non-US tax expense All information and data is presented and provided solely for informational purposes to enable investors to compare performance on a consistent basis.

5 Three Months Ended March 31, 2022 USD in millions Hyatt excluding ALG ALG Combined Net loss attributable to Hyatt Hotels Corporation $ (64) $ (9) $ (73) Interest expense 40 - 40 (Benefit) provision for income taxes1 (1) 3 2 Depreciation and amortization 64 55 119 EBITDA† 39 49 88 Contra revenue 9 - 9 Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties (511) (29) (540) Costs incurred on behalf of managed and franchised properties 527 29 556 Equity losses from unconsolidated hospitality ventures 9 - 9 Stock-based compensation expense 24 4 28 Asset impairments 1 2 3 Other loss, net 9 1 10 Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA† 6 - 6 Adjusted EBITDA† $ 113 $ 56 $ 169 Net Deferral Activity Increase in Deferred Revenue $ - $ 49 $ 49 Increase in Deferred Costs - (25) (25) Net Deferrals $ - $ 24 $ 24 Increase in Net Financed Contracts $ - $ 7 $ 7 A LG C O N TR IBU TIO N TO H YATT A D JU STED EB ITD A † IN Q 1 2022 1. ALG column represents ALG non-US tax expense All information and data is presented and provided solely for informational purposes to enable investors to compare performance on a consistent basis.

A LG PER FO R MA NCE B Y Q U A R TER IN 2022 6 Q1 Q2 Q3 Q4 Year to Date Net Package RevPAR (Americas) $ 214.32 $ 214.32 Net Package RevPAR (Europe) $ 71.03 $ 71.03 Net Package RevPAR (Total) $ 189.46 $ 189.46 Unlimited Vacation Club Signed Contracts 7,805 7,805 Departures 579,110 579,110 USD in millions Management, franchise, and other fees 30 30 Other revenues 34 34 Distribution and destination management revenue 246 246 ALG Adjusted Revenues† $ 310 $ 310 Distribution and destination management expense 194 194 Adjusted SG&A† 33 33 ALG Adjusted EBITDA† $ 56 $ 56 Increase in Deferred Revenue 49 49 Increase in Deferred Costs (25) (25) Net Deferrals $ 24 $ 24 Increase in Net Financed Contracts $ 7 $ 7 All information and data is presented and provided solely for informational purposes to enable investors to compare performance on a consistent basis.

Appendix D R E A M S ® V I S T A C A N C U N G O L F & S P A R E S O R T 7

8 D EFIN IT IO N S Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (Adjusted EBITDA) and EBITDA We use the terms Adjusted EBITDA and EBITDA throughout this presentation. Adjusted EBITDA and EBITDA, as we define them, are non-GAAP measures. We define consolidated Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus our pro rata share of unconsolidated owned and leased hospitality ventures Adjusted EBITDA based on our ownership percentage of each owned and leased venture, adjusted to exclude the following items: • interest expense; • benefit (provision) for income taxes; • depreciation and amortization; • amortization of management and franchise agreement assets and performance cure payments, which constitute payments to customers (Contra revenue); • revenues for the reimbursement of costs incurred on behalf of managed and franchised properties; • costs incurred on behalf of managed and franchised properties that we intend to recover over the long term; • equity earnings (losses) from unconsolidated hospitality ventures; • stock-based compensation expense; • gains (losses) on sales of real estate and other; • asset impairments; and • other income (loss), net We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to corporate and other Adjusted EBITDA. Our board of directors and executive management team focus on Adjusted EBITDA as one of the key performance and compensation measures both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our president and chief executive officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors with the same information that we use internally for purposes of assessing our operating performance and making compensation decisions and facilitates our comparison of results with results from other companies within our industry. Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry including interest expense and benefit (provision) for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they operate; depreciation and amortization which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; Contra revenue which is dependent on company policies and strategic decisions regarding payments to hotel owners; and stock-based compensation expense which varies among companies as a result of different compensation plans companies have adopted. We exclude revenues for the reimbursement of costs and costs incurred on behalf of managed and franchised properties which relate to the reimbursement of payroll costs and for system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit over the terms of the respective contracts. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Therefore, we exclude the net impact when evaluating period-over-period changes in our operating results. Adjusted EBITDA includes costs incurred on behalf of our managed and franchised properties related to system-wide services and programs that we do not intend to recover from hotel owners. Finally, we exclude other items that are not core to our operations, such as asset impairments and unrealized and realized gains and losses on marketable securities. Adjusted EBITDA and EBITDA are not substitutes for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA and EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income (loss) generated by our business. Our management compensates for these limitations by referencing our GAAP results and using Adjusted EBITDA supplementally.

9 D EFIN IT IO N S Adjusted Selling, General, and Administrative (SG&A) Expenses Adjusted SG&A expenses, as we define it, is a non-GAAP measure. Adjusted SG&A expenses exclude the impact of deferred compensation plans funded through rabbi trusts and stock-based compensation expense. Adjusted SG&A expenses assist us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis. Comparable Hotels "Comparable system-wide hotels" represents all properties we manage or franchise, including owned and leased properties, that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared or for which comparable results are not available. Hotels that suspended operations due to the COVID-19 pandemic and have not yet re-opened are no longer included in our definition of comparable system-wide hotels. We may use variations of comparable system-wide hotels to specifically refer to comparable system-wide Americas full service hotels, including our wellness resorts, our select service hotels, or our all-inclusive resorts, for those properties that we manage or franchise within the Americas management and franchising segment, comparable system-wide ASPAC full service or select service hotels for those properties we manage or franchise within the ASPAC management and franchising segment, or comparable system-wide EAME/SW Asia full service or select service hotels for those properties that we manage or franchise within the EAME/SW Asia management and franchising segment. "Comparable owned and leased hotels" represents all properties we own or lease that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared or for which comparable results are not available. Comparable system-wide hotels and comparable owned and leased hotels are commonly used as a basis of measurement in our industry. "Non-comparable system-wide hotels" or "non-comparable owned and leased hotels" represent all hotels that do not meet the respective definition of "comparable" as defined above. Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel's available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases. Revenue per Available Room (RevPAR) is the product of the average daily rate and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes that are driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes that are driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs, including housekeeping services, utilities, and room amenity costs, and could also result in increased ancillary revenues, including food and beverage. In contrast, changes in average room rates typically have a greater impact on margins and profitability as average room rate changes result in minimal impacts to variable operating costs. Net Package RevPAR is the product of the net package ADR and the average daily occupancy percentage. Net Package RevPAR generally includes revenue derived from the sale of package revenue comprised of rooms revenue, food and beverage, and entertainment, net of compulsory tips paid to employees. Our management uses Net Package RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. Net Package RevPAR is a commonly used performance measure in our industry. Net Financed Contracts represent Unlimited Vacation Club contracts signed during the period for which an initial cash down payment has been received and the remaining balance is contractually due in monthly installments over an average term of less than 4 years. The Net Financed Contract balance is calculated as the unpaid portion of membership contracts reduced by expenses related to fulfilling the membership program contracts and further reduced by an allowance for future estimated uncollectible installments. Net Financed Contract balances are not reported on our condensed consolidated balance sheets as our right to collect future installments is conditional on our ability to provide continuous access to member benefits at AMR Collection resorts over the contract term, and the associated expenses to fulfill the membership contracts become liabilities of the Company only after the installments are collected. We believe Net Financed Contracts is useful to investors as it represents an estimate of future cash flows due in accordance with contracts signed in the current period. At March 31, 2022, the Net Financed Contract balance not recorded on our condensed consolidated balance sheet was $140 million. Net Deferrals represent the change in contract liabilities associated with the Unlimited Vacation Club membership contracts less the change in deferred cost assets associated with the contracts. The contract liabilities and deferred cost assets are recognized as revenue and expense, respectively, on our condensed consolidated statements of income (loss) over the customer life, which ranges from 3 to 25 years.

10 R EC O N CIL IAT ION O F N O N -G AAP F IN A N CIA L MEA SU R E Hyatt Hotels Corporation Reconciliation of Non-GAAP Financial Measure: SG&A Expenses to Adjusted SG&A Expenses Results of operations as presented on the condensed consolidated statements of income (loss) include expenses recognized with respect to deferred compensation plans funded through rabbi trusts. Certain of these expenses are recognized in SG&A expenses and are completely offset by the corresponding net gains (losses) and interest income from marketable securities held to fund rabbi trusts, thus having no net impact to our earnings (losses). SG&A expenses also include expenses related to stock-based compensation. Below is a reconciliation of this measure excluding the impact of our rabbi trust investments and stock-based compensation expense. (USD in millions) Three Months Ended March 31, 2022 2021 SG&A expenses $ 111 $ 95 Less: rabbi trust impact 28 (10) Less: stock-based compensation expense (28) (28) Adjusted SG&A† expenses $ 111 $ 57 Three Months Ended March 31, 2022 2021 Americas management and franchising $ 15 $ 11 ASPAC management and franchising 10 10 EAME/SW Asia management and franchising 9 7 Owned and leased hotels 2 2 Apple Leisure Group 33 - Corporate and other 42 27 Adjusted SG&A† expenses $ 111 $ 57

11 R EC O N CIL IAT ION O F N O N -G AAP F IN A N CIA L MEA SU R E (C O N T. ) Hyatt Hotels Corporation Reconciliation of Non-GAAP Measure: Reconciliation of Apple Leisure Group Segment SG&A Expenses to Segment Adjusted SG&A Expenses Results of operations as presented on the condensed consolidated statements of income (loss) include expenses recognized with respect to deferred compensation plans funded through rabbi trusts. Certain of these expenses are recognized in SG&A expenses and are completely offset by the corresponding net gains (losses) and interest income from marketable securities held to fund rabbi trusts, thus having no net impact to our earnings (losses). SG&A expenses also include expenses related to stock-based compensation. Below is a reconciliation of this measure excluding the impact of our rabbi trust investments and stock-based compensation expense. (USD in millions) Q1 2022 FY 2022 ALG Segment SG&A expenses $ 37 $ 37 Less: rabbi trust impact - - Less: stock-based compensation expense (4) (4) ALG Segment Adjusted SG&A† expenses $ 33 $ 33

12 R EC O N CIL IAT ION O F N O N -G AAP F IN A N CIA L MEA SU R E (C O N T. ) Hyatt Hotels Corporation Reconciliation of Non-GAAP Measure: Reconciliation of Net Loss Attributable to Hyatt Hotels Corporation to EBITDA and EBITDA to Adjusted EBITDA (USD in millions) Q1 2022 FY 2022 Net loss attributable to Hyatt Hotels Corporation $ (73) $ (73) Interest expense 40 40 Provision for income taxes 2 2 Depreciation and amortization 119 119 EBITDA† 88 88 Contra revenue 9 9 Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties (540) (540) Costs incurred on behalf of managed and franchised properties 556 556 Equity losses from unconsolidated hospitality ventures 9 9 Stock-based compensation expense 28 28 Asset impairments 3 3 Other loss, net 10 10 Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA 6 6 Adjusted EBITDA† $ 169 $ 169

13 R EC O N CIL IAT ION O F N O N -G AAP F IN A N CIA L MEA SU R E (C O N T. ) Hyatt Hotels Corporation Reconciliation of Non-GAAP Measure: Reconciliation of Net Loss Attributable to Apple Leisure Group Segment to Segment EBITDA and Segment EBITDA to Segment Adjusted EBITDA (USD in millions) Q1 2022 FY 2022 Net loss attributable to ALG Segment $ (9) $ (9) Interest expense - - Provision for income taxes1 3 3 Depreciation and amortization 55 55 ALG Segment EBITDA† 49 49 Contra revenue - - Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties (29) (29) Costs incurred on behalf of managed and franchised properties 29 29 Equity losses from unconsolidated hospitality ventures - - Stock-based compensation expense 4 4 Asset impairments 2 2 Other loss, net 1 1 Pro rata share of unconsolidated hospitality ventures Adjusted EBITDA - - ALG Segment Adjusted EBITDA† $ 56 $ 56 1. Represents ALG non-US tax expense

14 R EC O N CIL IAT ION O F N O N -G AAP F IN A N CIA L MEA SU R E (C O N T. ) Hyatt Hotels Corporation Reconciliation of Non-GAAP Measure: Reconciliation of Apple Leisure Group Segment Total Revenues to Segment Adjusted Revenues (USD in millions) Q1 2022 FY 2022 ALG Segment Total Revenues $ 339 $ 339 Add: Contra revenue - - Less: Revenues for the reimbursement of costs incurred on behalf of managed and franchised properties (29) (29) ALG Segment Adjusted Revenues† $ 310 $ 310

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